Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of American Tax Credit Properties III L.P. (the "Registrant") on Form 10-Q for the period ending September 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Salzman, Chief Executive Officer of Richman Housing Credits Inc., general partner of Richman Tax Credit Properties III L.P., general partner of the Registrant, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/s/ David Salzman
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David Salzman
Chief Executive Officer of Richman Housing
Credits Inc., general partner of Richman
Tax Credit Properties III L.P., general partner
of the Registrant
November 13, 2003